Exhibit 21.1

Danaher Corporation Subsidiaries

Company Name	Jurisdiction Organized
1218122 Ontario Inc.	Ontario
AB Qualitrol AKM	Sweden
ABEK LLC	Delaware
AC Intermediate Co.	Ohio
ACCU-Sort Asia Pacific PTE LTD	Singapore
ACCU-SORT Europe GmbH	Germany

ACCU-SORT Systems Australia PTY.LTD	Australia
ACCU-SORT Systems, Inc.	Pennsylvania
ACME-Cleveland Corporation	Ohio
Allesee Orthondontic Appliances, Inc.	Wisconsin

Alltec Angewandte Laserlicht Technologie GmbH	Germany
Alltec Italia S.r.l.	Italy
Alltec UK Ltd.	England
American Precision Industries, Inc.	Delaware
Anderson Instrument Co., Inc.	New York
Anderson Instrument Company LP	Ontario
API Development Corporation	New York
API Harowe (St. Kitts) LTD.	St. Christopher/Nevis
API Wisconsin Inc.	Wisconsin
Apogeum AB	Sweden
ApS KBUS 38 nr. 2018	Denmark
ApS KBUS38 nr. 2017	Denmark
Aquafine Corporation	California
Aquafine GmbH	Germany
Armstrong Tools, Inc.	Delaware
ARTUS Mistral SAS	France
ARTUS S.A.S.	France
ARTUS Vietnam Co., Ltd.	Vietnam
Assembly Technologies LLC	Delaware
Attachments International, Inc.	California

Avesta Technologies PTE LTD (Singapore)	Singapore
Aviation Mobility Canada LP	Ontario
Aviation Mobility, LLC	Delaware
Ball Screws and Actuators Co., Inc.	California
Beha-Amprobe GmbH	Germany

Beijing Chang GI Service Station Equipment Co., LTD	China

Beijing Dianyan Electronic Instruments Co. Ltd.	China

Beijing Fluke Shilu Instruments Maintenance & Service Co. Ltd.	China

Beijing Raytek Photoelectric Technology Co. Ltd.	China
Bobinas del Sur, S.A. de C.V.	Mexico
CAL Controls Inc.	Illinois
CAL Controls Limited	England
CalAmerica Corp.	Delaware

Calzoni S.r.l.	Italy
Cambridge Instruments LTD	England

Cambridge Marking Co. LTD (Shanghai)	China
ChemTreat Argentina, S.R.L.	Argentina
ChemTreat Dominicana, S.A.	Dominican Republic

ChemTreat Incorporated Chile Limitada	Chile
ChemTreat International Inc.	Virginia
ChemTreat Jamaica, Limited	Jamaica

ChemTreat Mexico, S. de R.L. de C.V.	Mexico
ChemTreat Puerto Rico Inc.	Virginia
ChemTreat Trinidad, Limited	Trinidad
ChemTreat Venezuela, S.R.L.	Venezuela
ChemTreat, Inc.	Virginia
Cleveland Precision Systems GmbH	Germany

Codificadora y Etquetadora Willett LTDA.	Chile
Comark Instruments, Inc.	Delaware
Comark Limited	England

Communications Technology Mexico, S.A.de C.V.	Mexico
Cryla S.A.S.	France

Danaher (Shanghai) Industrial Instrumentation Technologies R&D Co., Ltd	China
Danaher Acquisition Finance GmbH	Germany
Danaher Acquisition Holding GmbH	Germany

DANAHER AUSTRALIA FINANCE PTY LTD	Australia
Danaher Australia Holding PTY LTD	Australia
Danaher Canada Partners Inc.	Ontario
Danaher Canadian Finance LP	Ontario
Danaher Canadian Holdings LP	Ontario
Danaher Corporation	Delaware

Danaher Dental Technology Investments, Inc.	Delaware

Danaher European Finance Company EHF	Iceland

Danaher European Finance S.A.	Luxembourg
Danaher Evolution GmbH	Germany
Danaher Finance APS	Denmark
Danaher Finance Company	Delaware
Danaher Finance Company AB	Sweden

Danaher Finance Company Limited	Cayman Islands
Danaher Finance Company, LLC	Delaware
Danaher Foundation	Illinois
Danaher GbR	Germany

Danaher General Partner Company Inc.	Ontario
Danaher HK Holdings Ltd.	Hong Kong
Danaher Holding B.V.	Netherlands
Danaher Holding Company ApS	Denmark
Danaher Holding GmbH	Germany
Danaher Hong Kong Finance LTD	Hong Kong
Danaher Hong Kong Limited	Hong Kong

Danaher Iceland Finance Company LTD	Iceland
Danaher ICG Japan Co. LTD.	Japan
Danaher Industrial Controls GmbH	Germany
Danaher Insurance Company	Vermont
Danaher IP Ireland Ltd	Ireland
Danaher Linear GmbH	Germany
Danaher Luxembourg Sarl	Luxembourg
Danaher Malta Limited	Malta
Danaher Medical ApS	Denmark

Danaher Motion (Hong Kong) Limited	Hong Kong
Danaher Motion GmbH	Germany
Danaher Motion i Flen AB	Sweden
Danaher Motion Inc.	Korea

Danaher Motion Israel Ltd. (Servotech)	Israel
Danaher Motion Japan Co. Ltd.	Japan
Danaher Motion LLC	Delaware
Danaher Motion S.A.	Switzerland
Danaher Motion S.r.l.	Italy
Danaher Motion s.r.o	Czech Republic
Danaher Motion Saro AB	Sweden
Danaher Motion SAS	France
Danaher Motion Stockholm AB	Sweden
Danaher Motion Technology, LLC	Delaware
Danaher Motion UK Company	England
Danaher Setra-ICG (Tianjin) Co. Ltd.	China
Danaher Tax Administration ApS	Denmark
Danaher Tool (Shanghai) Ltd.	China
Danaher Tool Group	Canada

Danaher Tool Shandong Co. Ltd.	China
Danaher UK Finance Inc.	Delaware
Danaher UK Industries (2006) Ltd.	England
Danaher UK Industries Limited	England
Danaher UK Partners	Scotland
Danaher Verwaltungs GmbH	Germany

DANIZE COMÉRCIO DE MATERIAIS GRÁFICOS LTDA	Brazil
Data Recorders Incorporated	Delaware
DATAPAQ GmbH	Germany
DATAPAQ Inc.	Massachusetts
DATAPAQ Limited	England
DCI Consolidated Industries, Inc.	Delaware

Delta Consolidated Industries, Inc.	Arkansas
Dental Equipment LLC	Delaware
DEXIS LLC	Delaware
DH Denmark Holding ApS	Denmark
DH Holdings Corp.	Delaware
DH Instruments, Inc.	Arizona
DHR Holding India Pvt Ltd	India
Diesel Engine Retarders, Inc.	Delaware
DJ ACQUISITION PTY LTD	Australia
DKK-Toa Corporation	Japan
DMG Partners	Delaware
DMG Plastics, Inc.	Delaware
Dolan-Jenner Industries, Inc.	Massachusetts
DOMS A/S	Denmark
Dr. Bruno Lange AG	Switzerland
Dr. Bruno Lange Gesellschaft m.b.H	Austria
Dr. Lange Nederland B.V.	Netherlands

DT Holdings Ltd.	Cayman Islands
Dynapar Corporation	Illinois

E D S C Research and Development Private Limited	India
Easco Hand Tools Inc.	Delaware

Edelweiss Holdings ApS	Denmark
ELE International GmbH	Germany
ELE International Limited	England
ELE International LLC	Delaware
EXE International Inc.	Delaware
FJ 900, Inc.	Delaware
Flow Measurement Corporation	Delaware
Fluke (G.B.) LTD	England
Fluke Australia Holding Pty Ltd	Australia
Fluke Australia PTY LTD	Australia
Fluke Belgium N.V./S.A.	Belgium
Fluke Biomedical Europe A/S	Norway
Fluke Biomedical France SARL	France
Fluke Biomedical GmbH	Germany
Fluke Biomedical Holding Company	Delaware
Fluke Biomedical LLC	Delaware
Fluke China Limited	Hong Kong
Fluke Corporation	Washington
Fluke Denmark A/S	Denmark
Fluke Deutschland GmbH	Germany
Fluke Do Brazil LTDA.	Brazil
Fluke Electronics Canada LP	Ontario
Fluke Electronics Corporation	Delaware

Fluke Electronics Sdn. Bhd. (Malaysia)	Malaysia
Fluke Europe B.V.	Netherlands
Fluke Finance Company EHF	Iceland

Fluke Finance Company LTD	Cayman Islands
Fluke Finland OY	Finland
Fluke France S.A.S.	France
Fluke Holding B.V.	Netherlands
Fluke Holding Company AB	Sweden

Fluke Holding Company Limited	Cayman Islands
Fluke Iberica S.L.	Spain
Fluke Industrial B.V.	Netherlands
Fluke International Corporation (DE)	Delaware
Fluke International Holdings B.V.	Netherlands
Fluke Italia S.r.l.	Italy
Fluke Nederland B.V.	Netherlands
Fluke Nederland C.V.	Netherlands
Fluke Norge A/S	Norway
Fluke Precision Measurements LTD	England
Fluke Shanghai Corporation	China
Fluke Singapore Holdings Pte Ltd	Singapore
Fluke Software Ireland Limited	Ireland
Fluke South East Asia Pte. Ltd.	Singapore
Fluke Sverige AB	Sweden
Fluke Switzerland GmbH	Switzerland
Fluke U.K. LTD.	England
Fluke Vertriebsgesellschaft m.b.H.	Austria
G&L Motion Control Inc.	Delaware
Gems Sensors GmbH	Germany
Gems Sensors Inc.	Delaware
Gems Sensors Limited	England

Gems Sensors Pension Trustees Limited	England
Gendex Corp.	Delaware
Gendex Dental Systems KK	Japan
Gendex Dental Systems LP	Ontario
Gendex Dental Systems PTY LTD	Australia
Gendex Dental Systems s.r.l.	Italy
GID Acquisition Company	Delaware
Gilbarco (NZ) LTD	New Zealand
Gilbarco Australia Holding Pty Ltd	Australia
Gilbarco Australia Pty Ltd.	Australia

Gilbarco Canada Corporation / LaCorporation Gilbarco Canadienne	Nova Scotia
Gilbarco GmbH & Co. KG	Germany
Gilbarco Hong Kong Ltd.	Hong Kong
Gilbarco Inc.	Delaware
Gilbarco International, Inc.	Delaware
Gilbarco Latin America Andina	Chile
Gilbarco Latin America S.A.	Argentina
Gilbarco LTD (UK)	England
Gilbarco SpA	Italy
Gilbarco Veeder-Root Asia Pte Ltd	Singapore
Gilbarco Verwaltungs GmbH	Germany

Gilbert & Barker (NZ) PTY LTD	New Zealand
Gilbert & Barker Australia PTY LTD	Australia
GLI International Limited	England
GP eta s.r.o.	Czech Republic
Hach Company	Delaware
Hach Lange AB	Sweden
Hach Lange ApS	Denmark

Hach Lange Controle e Analise de Aguas Ltda.	Portugal
Hach Lange d.o.o., Slovenia	Slovenia
Hach Lange EOOD (Bulgaria)	Bulgaria
Hach Lange France S.A.S.	France

Hach Lange GmbH	Germany

Hach Lange Kereskedelmi Kft. (Hungary)	Hungary
Hach Lange LDA	Portugal
Hach Lange LTD (Ireland)	Ireland
HACH LANGE Monoprosopi EPE	Greece
Hach Lange N.V.	Belgium
Hach Lange S.L.	Spain
Hach Lange S.r.l. (Italy)	Italy
Hach Lange s.r.l. (Romania)	Romania
Hach Lange s.r.o. (Czech Republic)	Czech Republic
Hach Lange s.r.o. (Slovakia)	Slovakia
Hach Lange Sp. z.o.o.	Poland

Hach Lange, Su Analiz Sistemleri Ltd. Sti (Turkey)	Turkey
Hach S.A.S.	France
Hach Sales & Service Canada LTD	Canada
Hach Ultra Analytics GmbH	Germany
Hach Ultra Analytics Inc.	California
Hach Ultra Analytics Japan KK	Japan
Hach Ultra Analytics SA	Switzerland

Hach Ultra Analytics South Africa Pty. Ltd.	South Africa
Hand Tool Design Corporation	Delaware
Hart Scientific, LLC	Delaware
Hawe Neos Holding S.A.	Switzerland
Heat Transfer Guarantee Co., LLC	Delaware
Hecon Properties, Inc.	New Jersey
Hector Finance LTD	Alberta
Helen Acquisition Corp.	Delaware

Helen Nova Scotia Unlimited Liability Company	Nova Scotia
Hengstler Controle Numerique S.A.S.	France
Hengstler GmbH	Germany
Hengstler s.r.o. Kezmarok	Slovakia
Hennessy Canada LLC	Delaware
Hennessy Industries Canada, Inc.	Ontario
Hennessy Industries, Inc.	Delaware
Holo-Krome Company	Delaware

ICG Holdings Srl	Italy
Imaging Sciences International LLC	Delaware
Industrial Fasteners, Inc.	Delaware
Industrial Sensors, Inc.	Delaware
Inet Technologies International, Inc.	Delaware
Infrared Solutions, Inc.	Minnesota
Innotrac Diagnostics Oy	Finland
Innova LifeSciences Corporation	Ontario
Interdent Holding S.A.	Switzerland
Intervest S.A.	Argentina
Invetech (R&D) PTY LTD	Victoria
Invetech Investments Pty Ltd	Victoria
Invetech PTY LTD	Victoria
Invetech Services Pty Ltd	Victoria

Invetech Technology Consulting PTY LTD	Victoria
Invetech, Inc.	Delaware
IPL (USA) Trading Inc.	Delaware
IPL International PTY LTD	Victoria
Ircon B.V	Netherlands
Ircon, Inc	Delaware

Ireland Meter Electronics (Hong Kong) Ltd.	Hong Kong

Ireland Meter Electronics Zhuhai Co. Ltd.	China
Jacobs Chuck (Hong Kong) Limited	Hong Kong

Jacobs Chuck Manufacturing Company	Delaware

Jacobs Chuck MFG. Co. Ltd. (Suzhou)	China

Jacobs Chuck Trading Co. Ltd. (Shanghai)	China
Jacobs Holding Company	England

Jacobs Holdings Ltd.	Cayman Islands
Jacobs Manufacturing Co. Ltd.	England
Jacobs Vehicle Systems, Inc.	Delaware

Jacobs VIE Vehicle Systems Co., LTD.	China
JC Holdings Limited	Hong Kong
Jennings Land Co.	Delaware
Jessie & J Company Limited	Hong Kong

Jessie & J Holdings Limited	Cayman Islands
Joslyn Canada	Ontario
Joslyn Clark Controls, LLC	Delaware

Joslyn Electronic Systems Company, LLC	Delaware
Joslyn Holding Company	Delaware
Joslyn Industries	Canada
Joslyn Manufacturing Company LLC	Delaware

Joslyn Nova Scotia Unlimited Liability Company	Nova Scotia

Joslyn Sunbank Company, LLC	California
JS Technology, Inc.	Delaware
Jung Feintechnik GmbH	Germany
K.K. Fluke Japan	Japan
KACO Elekrotechnik GmbH	Germany
Kaltenbach & Voight GmbH	Germany

KAVO Austria Dentalwarenhandelsgesellschaft mbH	Austria
KAVO Benelux N.V.	Belgium
KAVO CZ spol.s.r.o.	Czech Republic
KAVO Dental Asia-Pacific PTE. LTD.	Singapore
KAVO Dental Corporation	Illinois
KAVO Dental GmbH	Germany
KAVO Dental Ltd.	England
KAVO Dental Manufacturing, Inc.	Delaware
KAVO Dental Russland o.o.o.	Russia
KAVO Dental S.A.	Switzerland
KAVO Dental S.A.S.	France
KAVO Dental S.L.	Spain

KAVO Dental Supply (Malaysia) SDN BHD	Malaysia

KAVO do Brasil Industria e Comercio LTDA.	Brazil
KAVO Italia S.r.l.	Italy
KAVO Nederland B.V.	Netherlands
KAVO Osaka K.K.	Japan
KAVO Polska Sp.Z.o.o.	Poland
KAVO Promedi S.r.l.	Italy
KAVO Scandinavia A.B.	Sweden
KB Instrumate	Sweden
K-D Tools of Puerto Rico, Inc.	Delaware
KDS Systems Company	Delaware
Kerr AG (Europe)	Switzerland
Kerr Australia PTY Limited	Australia
Kerr Australia Holding Pty Ltd.	Australia
Kerr Corporation	Delaware
Kerr GmbH	Germany
Kerr Italia S.r.l.	Italy
Kerr U.K. Limited	England
KerrHawe s.a	Switzerland
KERRSPOFA LTD.	Cayman Islands
Kingsley Tools, Inc.	Delaware
Kollmorgen Asia Investment Company	Delaware
Kollmorgen Corporation	New York
Kollmorgen Holding Company AB	Sweden

Kollmorgen India Investment Company	Mauritius
Kollmorgen International LLC	Delaware

Kollmorgen Overseas Development Corporation	Delaware
Kollmorgen S.A.S.	France
Kollmorgen Securities Corporation	Massachusetts

Kollmorgen Servotronix Ltd.	Israel
Launchchange Finance Limited	England

Launchchange Finance Sarl	Luxembourg
Launchchange Holding Company	England
Launchchange Inc.	Delaware

Launchchange Instrumentation Limited	England
Launchchange Ireland Ltd	Ireland
Launchchange Limited	England
Lea Way Hand Tool Corporation	Taiwan
Leftfront Holdings Pty Ltd	New South Wales
Leftfront Pty Ltd	Victoria
Leica Biosystems Melbourne Pty Ltd	Victoria
Leica Biosystems Newcastle Limited	England
Leica BSD International Pty Ltd	Victoria
Leica Instruments (Singapore) Pte Ltd	Singapore
Leica Instruments Ltd Shanghai	China

Leica Microsistemas Instrumentos de Precisao Sociedade unipessoal, Limitada	Portugal
Leica Microsistemas SA	Spain
Leica Microsystems (SEA) Pte Ltd	Singapore
Leica Microsystems (Shanghai) Ltd	China
Leica Microsystems A/S	Denmark
Leica Microsystems AB	Sweden
Leica Microsystems AG (Schweiz)	Switzerland

Leica Microsystems Australia Holding Pty Ltd	Australia
Leica Microsystems Belgium BVBA	Belgium
Leica Microsystems BV	Netherlands
Leica Microsystems Cambridge 2 LTD	England

Leica Microsystems Cambridge Limited	England
Leica Microsystems Canada	Ontario
Leica Microsystems CMS GmbH	Germany
Leica Microsystems GmbH	Germany
Leica Microsystems Holdings GmbH	Germany
Leica Microsystems Holdings Inc.	Delaware
Leica Microsystems Inc.	Delaware
Leica Microsystems IR GmbH	Germany
Leica Microsystems KK	Japan
Leica Microsystems Limited (UK)	England

Leica Microsystems Ltd	Hong Kong
Leica Microsystems Nussloch GmbH	Germany
Leica Microsystems Pty Ltd	Australia
Leica Microsystems S.A.S.	France
Leica Microsystems S.p.A.	Italy

Leica Microsystems Trading (Shanghai) Ltd	China
Leica Mikrosysteme GmbH	Austria

Leica Mikrosysteme Handelgesellschaft mbH	Austria
Leica Mikrosysteme Vertrieb GmbH	Germany
Leica Technology B.V.	Netherlands

Leitz Vermogensverwaltungs und Beteiligungsgesellschaft mbH	Germany
LEM HEME Ltd.	England
LEM Instruments & Meters Co. Ltd.	China
LEM NORMA GmbH	Austria
Light Controls Corp.	Delaware
Linear Motion LLC	Delaware
Linx Acquisition Limited	England
Linx Asia Limited	Hong Kong
Linx Printing Technologies Limited	England
Linx S.A.S.	France
Linx Technologies Limited	England
LLP Holdings PTY LTD	Victoria
Logitron Asia Ltd (Thailand)	Thailand
Logitron International S.A.	Luxembourg
LW Holdings Ltd.	Hong Kong
Mankeen Investment LTD	United Kingdom
Marley Pump Europe B.V.	Netherlands
Marsh Interex Ltd.	Jamaica
Marsh Label Technologies LLC	Missouri
Marsh-McBirney, Inc.	Maryland
Master Gears Corp.	Delaware
Matco Tools Canada	Ontario
Matco Tools Corporation	New Jersey
Maxtek Components Corporation	Delaware
McCormick Selph Holdings, Inc.	Delaware
McCrometer, Inc.	Delaware
Mechanics Custom Tools Corporation	Delaware
Metrex Research Corporation	Wisconsin
Metron US., Inc.	Michigan
Microtest Europe LTD.	England
Moonsilk Lmited	England
Motion Engineering Incorporated	California
Motion Engineering K.K.	Japan
Motion Engineering UK LTD	England
Namco Controls Corporation	Ohio
Namco Controls GmbH	Germany

NEFF Antriesbstechnik Automation GmbH	Germany
Negele Messtechnik GmbH	Germany

Newtown Manufacturing Company, Inc.	Connecticut
NLL (UK) SUBCO	England
NLL Investments (UK)	England
NLL PTY LTD	Australia
NLL Subco PTY LTD	Australia
NMTC Partners Inc.	Ontario
NMTC, Inc.	Delaware

Noglia Vermogensverwaltung GmbH	Germany
Norcim LLC	New York
Novocasta Holdings LTD	England
OECO Holdings, LLC	Delaware
OECO LLC	Delaware
OldTide Corp.	California
OOO SPOFA DENTAL	Russia

Oraltronics Dental Implant Technology GmbH	Germany
Orbisphere Limited	England
Orbisphere LLC	Delaware

Orbisphere Management Holdings S.A.	Switzerland
Ormco Australia Holding Pty Ltd	Australia
Ormco BV	Netherlands
Ormco Corporation	Delaware
Ormco de Mexico, S.A. de C.V.	Mexico
Ormco Europe AG	Switzerland
Ormco Europe BV	Netherlands
Ormco GmbH	Germany
Ormco Pty. Limited	Australia
Ormex, S.A. de C.V.	Mexico
Ormodent Belgique S.A.	Belgium
Ormodent LDA	Portugal
ORMODENT LTD	Israel
Ormodent S.A.S.	France
OTT France S.a.r.l.	France
OTT Hydrometria, S.L.	Spain
OTT Hydrometrie A.G.	Switzerland
OTT Hydrometry LTD	England
OTT Latinoamerica, C.A.	Venezuela
OTT Messtechnik GmbH & Co. KG	Germany
OTT Messtechnik Verwaltungs GmbH	Germany
OTT Southern Africa PTY LTD	South Africa
Pacific Scientific Company	California

Pacific Scientific Energetic Materials (California) Inc.	California

Pacific Scientific Energetic Materials Company (Arizona) LLC	Delaware

Pacific Scientific Energetics Company, Hollister Division, LLC	Delaware
Pacific Scientific GmbH	Germany
Pacific Scientific Ltd.	England
PacSci Motion Control, Inc.	Massachusetts
Petroleum Industry Controls, Inc.	Delaware
Piccadilly Precision Engineering LTD	United Kingdom
Pinnacle Products Inc.	Wisconsin
Portescap	Switzerland
Portescap Danaher Motion U.K. LTD.	England
Portescap Danaher Motion U.S. LLC	Delaware
Portescap France SAS	France
Portescap India Private Limited	India

Portescap International	Switzerland
Portescap Malaysia SDN. BHD.	Malaysia

Portescap Singapore PTE LTD	Singapore
Portescap U.S. Inc.	New York
Portescap UK LTD	England
Power Tool Holders Incorporated	Delaware
Power Transformer Controls Company	Delaware
Precision Gauges, Inc.	Delaware

Prozes und Maschinen Automation GmbH	Germany
Qualitrol Company LLC	Delaware
Qualitrol Finance Corp.	Delaware
Qualitrol GmbH	Germany
Qualitrol Holding Company	Delaware
Qualitrol Holding GmbH	Germany
Qualitrol Instruments Ltd.	England
Qualitrol Instruments SA	Brussels
Quality Wire Processing, Inc.	Delaware
R. Jung GmbH	Germany

Radiometer (UK) Ltd.	England
Radiometer America Inc.	Delaware
Radiometer Analytical S.A.S.	France
Radiometer ApS	Denmark
Radiometer Australia Holding Pty Ltd	Australia
Radiometer Basel AG	Switzerland
Radiometer Canada LP	Ontario
Radiometer Finance Corp.	Delaware
Radiometer Finans A/S	Denmark
Radiometer GmbH	Germany
Radiometer Iberica S.A.	Spain
Radiometer Inc.	Delaware
Radiometer Ireland Ltd.	Ireland
Radiometer K.K.	Japan

Radiometer Ltd.	England
Radiometer Medical ApS	Denmark

Radiometer Medical Equipment (Shanghai) Co. Ltd	China
Radiometer Medical Sales Pty. Ltd.	Australia

Radiometer Nederland B.V.	Netherlands
Radiometer Pacific Ltd.	New Zealand
Radiometer Pacific Pty. Ltd.	Australia
Radiometer RSCH GmbH	Switzerland
Radiometer S.A.S.	France
Radiometer Spolka z.o.o.	Poland
Raven Acquisition ApS	Denmark
Raytek Corporation	California
Raytek Do Brasil LTDA	Brazil
Raytek GmbH	Germany

Raytek Investments LTD (Mauritius)	Mauritius
Robin Electronics LTD	England
Saner Linx Beschriftungstechnik	Switzerland
SDS de Mexico, S.A. de C.V.	Mexico

SDS Kerr Co., Limited	Thailand
Securaplane Technologies, Inc.	Arizona
Sendx Medical Inc.	Delaware
Senstronics Holdings Limited	England
Senstronics Limited	England
Service Station Products Company	Delaware
Setra Systems, Inc.	Massachusetts
Shanghai Safa Plating Co. LTD	China
Shanghai Safe Plastic Cement Co. Ltd.	China

Shanghai Safu Machinery Hardware Co. Ltd.	China

Shanghai Sata Tools Machinery Manufacturing Co. Ltd.	China
Shanghai Shilu Instrument Co. Ltd.	China
Shirokusa Dental Supply Works	Japan
Societe Civile Immobiliere	France
Socodent S.A.S.	France
Sonix Inc.	Virginia
Sonix K.K.	Japan
Sonix Technologies SDV.BHD.	Malaysia
SpofaDental a.s.	Czech Republic
Stampede Acquisition Limited	United Kingdom
SunBank de Mexico, S.de RL de CV	Mexico
SunBank Family of Companies, LLC	California
Superior Electric Holding Group LLC	Delaware
Swiss Precision Parts Corp.	Delaware
SWL Management GmbH	Germany

Sybron Canada Funding Limited Partnership	Nova Scotia

Sybron Canada General Partner Company	Nova Scotia
Sybron Canada Holdings, Inc.	Delaware

Sybron Canada Limited Partner Company	Nova Scotia

Sybron Canada Limited/Sybron Canada Limitee	Ontario
Sybron Dental Specialities, Inc.	Delaware
Sybron Dental Specialties Japan, Inc.	Japan

Sybron Implant Solutions Corporation	Ontario
Sybron Implant Solutions Pty Ltd.	Australia
Sybron Implant Solutions UK Limited	England
Tayvin 160 Limited	United Kingdom
TECNA Srl	Italy

Tektronix (Barbados) Limited	Barbados
Tektronix (China) Co., Limited	China
Tektronix (India) Private Ltd.	India

Tektronix Analysis Software, Inc.	Oregon
Tektronix Asia, Ltd.	Oregon
Tektronix Berlin G.m.b.H. & Co. KG	Germany

Tektronix Berlin Verwaltungs G.m.b.H.	Germany
Tektronix Bristol Limited	United Kingdom
Tektronix Cambridge Limited	United Kingdom
Tektronix Canada Inc.	Ontario

Tektronix China Holdings Ltd.	Cayman Islands

Tektronix China Investments Ltd.	Cayman Islands
Tektronix Development Company	Oregon

Tektronix Engineering Development (India) Private Limited	India
Tektronix Española SA	Spain
Tektronix Export, Inc.	Oregon
Tektronix Federal Systems, Inc.	Oregon
Tektronix G.m.b.H.	Germany
Tektronix GESELLSCHAFT m.b.H.	Austria
Tektronix Holland B.V.	Holland

Tektronix Hong Kong Limited	Hong Kong
Tektronix IC-DISC Inc.	Delaware
Tektronix Inc.	Oregon
Tektronix Industria Comercio Ltda	Brazil
Tektronix International GmbH	Switzerland
Tektronix International Inc.	Oregon
Tektronix International Sales GmbH	Switzerland
Tektronix Japan Ltd.	Japan
Tektronix Korea, Ltd.	Korea
Tektronix Netherlands Holdings B.V.	Netherlands
Tektronix Network Systems GmbH	Germany
Tektronix Network Systems Limited	United Kingdom
Tektronix Network Systems Pty Ltd	Australia
Tektronix Oy	Finland
Tektronix Padova S.p.A.	Italy
Tektronix S.A.	France
Tektronix S.p.A.	Italy
Tektronix SA de C.V.	Mexico
Tektronix Southeast Asia Pte Ltd.	Singapore
Tektronix SwedenAB	Sweden
Tektronix Taiwan, Ltd	Taiwan
Tektronix Texas, LLC	Delaware
Tektronix U.K. Holdings Limited	United Kingdom
Tektronix U.K. Limited	United Kingdom
Tenzen Limited	England

Tfe Techniques et Fabrication Electroniques SAS	France

The Allen Manufacturing Company DBA Danaher Business Systems	Delaware
The Anglodent Company	England

Thomson 60 Case LLC	Delaware
Thomson Barnstaple Limited	England
Thomson Bay Company LLC	Delaware

Thomson Industries S.de R.L. de C.V.	Mexico
Thomson Industries, Inc.	New York
Thomson International Holdings LLC	Delaware
Thomson Micron LLC	New York

Tianjin Danaher Motion Co. Ltd.	China
Tollo Linear AB	Sweden
Trebio Oy	Finland
Trojan Investment Company LP	Ontario

Trojan Technologies (general partnership)	Ontario

Trojan Technologies Deutschland GmbH	Germany
Trojan Technologies Espana S.L.	Spain
Trojan Technologies ULC	Ontario
Trojan Technologies, Inc.	Georgia
Trojan US Holdings Inc.	Delaware
Trojan UV Holdings Corp.	Delaware
TrojanUV Technologies UK Limited	England
Truck Storage Incorporated	Delaware
U.S. Peroxide LLC	Delaware
Universal Technic SAS	France
Utica Holding Company	Delaware
V4 Research PTY LTD	Victoria
Veeder-Root Company	Delaware

Veeder-Root Do Brasil LTDA	Brazil

Veeder-Root Environmental Systems, Ltd.	England
Veeder-Root Finance Company	England
Veeder-Root GmbH	Germany
Veeder-Root Ltd.	England
Veeder-Root Petroleum Shanghai	China
Venture Measurement Company LLC	Delaware
Verigard LLC	Delaware
VFS (Public) Pty Ltd	Victoria
VFS (UK) Trading LTD	England
VFS (USA) Trading Inc.	Delaware
VI Holdings PTY LTD	Victoria
VIDA Employee Trust Limited	England
VIDA Group Limited	England

VideoJet do Brazil	Brazil

Videojet Guangzhou Packaging Equipment Co LTD	China
Videojet K.K.	Japan
Videojet Technolgoies CP LTD	England
Videojet Technologies (2006) LTD	England

Videojet Technologies (Asia HQ) Pte Ltd	Singapore
Videojet Technologies (I) Pvt. Ltd	India
Videojet Technologies (S) PTE. LTD.	Singapore
Videojet Technologies B.V.	Netherlands
Videojet Technologies Canada L.P.	Canada
Videojet Technologies Europe B.V.	Netherlands
Videojet Technologies GmbH	Germany
Videojet Technologies Inc.	Delaware
Videojet Technologies LTD	England

Videojet Technologies PTE. LTD. (Asia HQ)	Singapore
Videojet Technologies S.A.	France
Videojet Technologies S.L.	Spain
Videojet Technologies SP z.o.o.	Poland

Videojet Technologies Trading Co. Ltd. (Shanghai)	China

Videojet Technologies Urun Kodlama ve Etiketleme Danismanlik ve Tic. LTD. STI	Turkey

Videojet Technologies Urun Kodlama ve Etiketleme Danismanlik ve Ticaret Limited Sirketi	Turkey
Vision BioSystems (Europe) LTD	England
Vision Finance Corporation PTY LTD	Victoria
Vision IP PTY LTD	Victoria
Vision Properties PTY LTD	Victoria
Vision Systems PTY LTD	Victoria
Visual Networks Italia S.r.l.	Italy

Voluntary Employee Benefit Association
VSE Holdings PTY LTD	Victoria
VSL (UK) Holdings	United Kingdom
VSL Group Holdings PTY LTD	Victoria
VSL Invest Subco 1 PTY LTD	Victoria

VSL Investments LLP (Limited Partnership)	Australia
VSL R&D Subco 2 PTY LTD	Victoria
VSL R&D Subco 3 PTY LTD	Victoria
VSL R&D Subco Pty Ltd	Australia
Wermex Corporation	Texas
West Instruments Ltd.	England
Western Pacific Industries Inc.	Delaware
Willett A/O (Russia)	Russia
Willett America Inc.	Texas
Willett GmbH	Germany
Willett Holdings B.V.	Netherlands

Willett Industriessysteme Handelgsges.mbH	Austria
Willett International Limited	England
Willett Korea Co., Ltd.	Korea
Willett Limited (Thailand)	Thailand
Willett Overseas Limited	England

Willett S.A. (Uruguay)	Uruguay
Willett Srl	Italy
Willett Systeme AG	Switzerland

Zhuhai FTZ Videojet CIJ TEchnologies CO. LTD	China

Zhuhai S.E.Z. Videojet Electronics Ltd.	China

Zhuji Jacobs Vehicle Systems Co. Ltd.	China
Zibo Kehui Electric Co. LTD	China
Zipher Limited	England
Züllig AG	Switzerland
Züllig GmbH	Germany